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                       SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       February 16, 1999
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                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


        1-1175                                         31-4156620
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(Commission File Number)                    (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                          77002
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(Address of Principal Executive Offices)                      (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

Business Outlook for 1999

         The following sets forth the Company's general business outlook for 1999, based on current expectations. The comparative figures for 1999 include the effects of acquisitions made during 1998 and exclude 1998 nonrecurring items.

         The Company expects segment revenues to increase by 5 to 10 percent for the Electrical Products segment and by approximately 5 percent for the Tools & Hardware segment. The Company expects operating earnings to increase by 5 to 10 percent for the Electrical Products segment and by 0 to 5 percent for the Tools and Hardware segment.

         The above statements are forward-looking, and actual results may differ materially. The above statements are based on a number of assumptions, risks and uncertainties. The primary economic assumptions include, without limitation, (i) modest growth in the domestic economy; (ii) a modest improvement in European markets; (iii) a modest increase in construction spending worldwide; (iv) no significant change in raw material costs; and (v) no significant adverse changes in the relationship of the U.S. dollar to the currencies of countries in which the Company does business. The estimates also assume, without limitation, the successful completion of the implementation of business enterprise systems for the Company, no significant change in competitive conditions and such other risk factors as are discussed from time to time in the Company's periodic filings with the Securities and Exchange Commission.

Item 7.  Financial Statements and Exhibits.

Restated Financial Information for the First and Second Quarters of 1998

On October 9, 1998, the Company sold its Automotive Products segment. The Company's financial statements for the third and fourth quarters of 1998 treated the Automotive Products segment as a discontinued operation. Attached are restated results of operations for the first and second quarters of 1998 treating the Automotive Products segment as a discontinued operation.

Exhibits

99.1 Restated Results of Operations for the First and Second Quarters of 1998 Treating the Automotive Products segment as a discontinued operation.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


COOPER INDUSTRIES, INC.
(Registrant)



Date: February 16, 1999                     /s/ D. Bradley McWilliams
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                                            D. Bradley McWilliams
                                            Senior Vice President and
                                            Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit
Number   Description
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

99.1     Restated Results of Operations for the First and Second Quarters of
         1998 Treating the Automotive Products segment as a discontinued operation.